Aston Funds
(the “Trust”)
Aston/MB Enhanced Equity Income Fund
Supplement dated June 1, 2009 to the Class N Prospectus dated March 1, 2009
IMPORTANT NOTICE
This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Keep it for future reference.
CHANGE IN SUBADVISER AND FUND NAME
Effective as of June 1, 2009, M.D. Sass Investors Services, Inc. (“M.D. Sass”) has been appointed as a subadviser to Aston/MB Enhanced Equity Income Fund (the “Fund”). All of the assets of the Fund will be allocated to M.D. Sass for management, and the current Sub-Investment Advisory Agreement with MB Investment Partners, Inc. will be terminated. The Fund will change its name to Aston/M.D. Sass Enhanced Equity Fund.
There is no change in the Fund’s current investment objective or principal investment strategies.
Effective as of June 1, 2009, the following information replaces the information in the prospectus relating to the Fund’s subadviser:
M.D. Sass Investors Services, Inc.
M.D. Sass Investors Services, Inc. is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036, and was founded over thirty years ago. M.D. Sass is wholly owned by Mr. Martin D. Sass and Mr. Hugh R. Lamle. The firm provides investment management advice to financial institutions, state and local governments, Fortune 500 and other corporations, endowment funds, foundations, Taft Hartley funds and high net worth individuals.
CHANGE IN PORTFOLIO MANAGERS
Effective as of June 1, 2009, the following information replaces the information in the prospectus relating to the Fund’s portfolio managers- Please note that Ronald L. Altman remains as a manager of the Fund:
Aston/M.D. Sass Enhanced Equity Fund
Ronald L. Altman
Portfolio Manager. Mr. Altman joined M.D. Sass in June of 2009 as a portfolio manager of the enhanced equity strategy. Prior to M.D. Sass, Mr. Altman was a partner and portfolio manager of the enhanced equity income strategy at MB Investment Partners, Inc., and served as a portfolio manager of the Fund since inception. From 1999 to 2005, Mr. Altman was a Senior Managing Director and Director of Research at Victory SBSF. Mr. Altman has over 40 years experience in the investment research and money management business in various positions.
Martin D. Sass
Portfolio Manager. Mr. Sass has over 40 years of experience in the investment management business. He founded M.D. Sass in 1972 and is the firm’s Chairman and Chief Executive Officer. Prior to forming M.D. Sass in 1972, Mr. Sass was President of Neuwirth Management and Research Corporation. Previously he founded and directed Argus Research Corporation’s Special Situations Department. Mr. Sass holds a B.S.

degree in Accounting from Brooklyn College. He attended graduate school at New York University and City College of New York.
CHANGE IN ANNUAL FUND OPERATING EXPENSE TABLE
Effective as of June 1, 2009, the following information replaces the information in the prospectus regarding the Fund’s Annual Fund Operating Expenses — amending the fee waiver for the Fund:

					Acquired	Total		Net
	Management	Distribution			Fund Fees	Expense	Fee	Expense
	Fees	(12b-1) Fees	Other Expenses		and Expenses	Ratio	Waivers	Ratio
Aston/M.D. Sass Enhanced Equity	0.70	0.25	1.07	(c)	—	2.02	(0.62)	1.40 (b)

(b)	Aston is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2010 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). As shown in the table, expenses would be higher without such agreement. For a period of three years subsequent to the commencement of operations of the Aston/M.D. Sass Enhanced Equity Fund, Aston is entitled to be reimbursed by the Fund for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

(c)	Other expenses have been restated to reflect the effect of offering costs in the current year’s expense ratio.
RELATED PERFORMANCE
Effective as of June 1, 2009, the information in the prospectus relating to the related performance of MB Investment Partners, Inc. is deleted in its entirety.
For more information, please call Aston Funds: 800 992-8151 or visit our Web site at www.astonfunds.com.
SUP MB 609